                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 18, 1994
                                  ------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                    0-6919                  62-0859007
- ------------------------         -------------         --------------------
(State of incorporation)          (Commission            (I.R.S. Employer
                                  File Number)          Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report).

ITEM 5. OTHER INFORMATION

         Union Planters Corporation (the Corporation) has entered into a definitive agreement to acquire BNF Bancorp, Inc. (formerly BANCFIRST Corporation), parent company of BANKFIRST, a federal savings bank, headquartered in Decatur, Alabama. This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the unaudited interim consolidated financial statements of BNF Bancorp, Inc. as of and for the three- and six-month periods ended March 31, 1994. The unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended September 30, 1993, which are filed as Exhibit 99 (a) to the Corporation's Current Report on Form 8-K dated February 8, 1994.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)    Exhibits

       99 Additional Exhibits

       (a) BNF Bancorp, Inc. and Subsidiary Unaudited Consolidated Financial Statements as of and for the Three- and Six-Months Periods Ended March 31, 1994.

                                                                                      Page
                                                                                  ------------
             1.       Consolidated Statements of Financial Condition
                      as of March 31, 1994 and September 30, 1993                       1

             2.       Consolidated Statements of Income for the
                      Quarter and Six-Month Periods Ended
                      March 31, 1994 and 1993                                           2

             3.       Consolidated Statements of Stockholders' Equity
                      for the Six-Months Periods Ended March 31, 1994 and
                      March 31, 1993                                                    4

             4.       Consolidated Statements of Cash Flows for
                      the Six-Months Periods Ended March 31, 1994
                      and March 31, 1993                                                5

             5.       Notes to Consolidated Financial Statements                        7


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Union Planters Corporation
                                             --------------------------
                                                     Registrant




Date:   May 23, 1994                         /s/M. Kirk Walters
       --------------                        -----------------------------------
                                             M. Kirk Walters
                                             Senior Vice President, Treasurer,
                                             and Chief Accounting Officer





                                      -3-